UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2013

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Cytomedix, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	01-32518	23-3011702
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

209 Perry Parkway, Suite 7, Gaithersburg, MD 20877

(Address of Principal Executive Office) (Zip Code)

240-499-2680

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The registrant hereby incorporates by reference the disclosure made in Item 5.07 below.

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 31, 2013, the Company held its Special Meeting of its shareholders at the Company’s corporate offices in Gaithersburg, Maryland. The shareholders approved the following proposals:

Proposal 1 - To approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 160,000,000 to 200,000,000 and the number of authorized shares of capital stock from 175,000,000 to 215,000,000. The final voting results on this proposal were as follows: 69,475,979 shares voting for, 18,923,166 shares voting against, and 609,982 shares abstaining, with no broker non-votes.

Proposal 2 - To approve an amendment to the Company’s Certification of Incorporation to effect a reverse stock split of the outstanding shares of the Company’s common stock, prior to May 31, 2014, at one of four reverse stock split ratios, 1-for-4, 1-for-5, 1-for-6 or 1-for-7, as determined by the Board of Directors in its sole discretion. The final voting results on this proposal were as follows: 70,688,294 shares voting for, 18,030,127 shares voting against, and 290,706 shares abstaining, with no broker non-votes.

Proposal 3 - To authorize the Board pursuant to Section 242(c) of the Delaware General Corporation Law to abandon any reverse stock split pursuant to Proposal 2 above. The final voting results on this proposal were as follows: 79,725,594 shares voting for, 8,601,478 shares voting against, and 682,055 shares abstaining, with no broker non-votes.

Following the shareholder vote, the Company filed an amendment (the “Amendment”) to its Certificate of Incorporation, as amended to date (the “Certificate”), to increase the number of authorized shares of common stock and the number of authorized shares of capital stock as described above. The Amendment was filed with the Secretary of State of the State of Delaware on June 4, 2013 and was effective upon such filing. Prior to the foregoing Amendment, the pertinent part of Article Four of the Certificate read as follows:

“The authorized capital stock of the Corporation shall consist of 175,000,000 shares of capital stock, of which 160,000,000 shares shall be Common Stock, with a par value of $.0001 per share, and 15,000,000 shares shall be Preferred Stock, with a par value of $.0001 per share.”

A copy of the Certificate of Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K.

Section 9 – Exhibits

Item 9.01 Exhibits

(d) Exhibits

3.1 Certificate of Amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Cytomedix, Inc.

By:	/s/ Steven Shallcross
Steven Shallcross, Executive VP, Chief Financial Officer and Secretary

Date: June 6, 2013